Exhibit 99.2 Merger Benefits Presentation September 13, 2018 1

Transaction Overview

Strategic combination creates premier, best-in-class lodging REIT

Transaction Details	▪ Pebblebrook to acquire 100% of LaSalle's common shares in a ~$5.2 billion cash/stock transaction[1] ▪ Each LaSalle shareholder may elect to receive for each share owned ➢ $37.80 in cash (fixed and will not fluctuate); or ➢ 0.92 PEB share (a fixed exchange ratio) ▪ A maximum of 30% of outstanding LaSalle common shares may be exchanged for cash, resulting in cash consideration to public holders of a maximum of 33%[2] of shares if greater than 33% of shares elect cash
Board and Management	▪ No changes to Pebblebrook's executive management team (CEO, CFO, and CIO) or board
Synergies & Financial Impact	▪ Estimated annual general and administrative cost synergies of $18-$20 million ▪ Immediately accretive to Adjusted FFO per share ▪ Near-term – upside potential from market tailwinds, redevelopments and renovations, and San Francisco recovery ▪ Intermediate-term (3 to 5 years) – EBITDA per key improvement opportunity (estimated $20-35+ million of EBITDA) from select capital investments and best practice implementations
Pro Forma Portfolio Overview[3]	▪ 66 primarily upper-upscale and luxury independent, collection and major branded hotels and resorts ▪ 16 major urban markets in the U.S., with a greater presence in higher-growth U.S. markets ▪ 20 diverse best-in-class operators ▪ Approximately 60% unique independent, small brand and collection branded hotels – largest owner in U.S.
Timing & Approvals	▪ Expected closing late November / early December ▪ Requires shareholder approval of both companies (two-thirds of outstanding LaSalle shares and a majority of Pebblebrook shares voted), regulatory approval and customary closing conditions

(1) Based on Pebblebrook price of $38.49, assuming maximum aggregate cash consideration paid
(2) Pebblebrook cannot elect cash for its LHO shares, effectively allowing for up to ~33% of LaSalle shares (excluding shares held by Pebblebrook) to receive cash if elected
(3) Pro forma for the merger and asset sales under contract

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pebblebrook HOTEL TRUST

Powerful Strategic Fit Combined company will have larger presence in higher-growth markets in the U.S. with improved geographic diversification West Coast East Coast 2017A Hotel EBITDA1 2017A Hotel EBITDA1 $304mm $233mm (53% of Total 2017A (41% of Total 2017A Hotel EBITDA) Hotel EBITDA) ($ in 000’s) $60,000 of EBITDA $30,000 of EBITDA $10,000 of EBITDA PEB LHO 2017 Key Operating Metrics Top Markets (By % of 2017A Hotel EBITDA)1 # of 2 13 6 7 10 10 5 2 2 2 1 1 2 2 1 1 1 PEB LHO Hotels 18% 15% 14% Hotels 28 41 13% 12% 7% RevPAR $207 $204 4% 4% 3% 3% 2% 2% 2% 1% 1% 1% Hotel EBITDA per key $36.4 $33.6 ($000s) Hotel EBITDA margin 33.7% 33.0% Source: Q4 2017 Earnings Releases: for PEB, based on properties defined in the Same-Property Inclusion Reference Table in its Q4 2017 Earnings Release. 3 (1) Hotel EBITDA is combined pro forma for sale of LaSalle properties currently under contract for sale to a third-party buyer (2) Operating metrics shown are before any asset sales and figures exclude Key West

Pro Forma Company Detail – Immediately Following Merger

Combined company will be the third-largest lodging REIT as measured by enterprise value and the largest owner of independent and lifestyle hotels, providing greater access to capital markets

	Pebblebrook	LaSalle	Pro Forma[1,2] 70% Shares / 30% Cash	Pro Forma[1] 100% Shares
Capitalization				
Shares & Units Outstanding	69M	111M	131M	162M
Equity Market Capitalization	$2.7B	$3.9B	$5.0B	$6.2B
Net Debt	$1.2B	$0.9B	$2.9B	$1.6B
Total Preferred Shares	$250M	$260M	$510M	$510M
Enterprise Value	$4.1B	$5.0B	$8.5B	$8.4B
Leverage				
Fixed Charge Coverage	4.0x	5.9x	3.7x	5.6x
Net Debt / EBITDA	4.9x	2.8x	5.5x	3.1x
Net Debt / Enterprise Value	29%	17%	34%	20%

Note: metrics based on prices as of September 5, 2018 (last close prior to merger announcement); stand-alone net debt/EBITDA and fixed charge coverage based on the midpoint of most recent 2018E guidance

(1) Pro Forma for estimated $10-16 million of incremental Hotel EBITDA (as compared to LaSalle's implied 2018E Hotel EBITDA midpoint from its 1Q18 Earnings Release of approximately $327 million), $18-20 million in G&A Synergies, $10 million of estimated incremental Prop 13 expense and $715 million in asset sales under contract which will reduce hotel EBITDA by $42-43M

(2) Pebblebrook cannot elect cash for its LHO shares, effectively allowing for up to ~33% of LaSalle shares (excluding shares held by Pebblebrook) to receive cash if elected

4

pebblebrook HOTEL TRUST

Meaningful Opportunity for Synergies Strategic combination allows shareholders to benefit from synergies in the combined company and participate in future upside . More efficient corporate overhead from combination. Corporate G&A spread over larger property and EBITDA base Operational . Additional operating improvements through the cross-utilization of the combined best practice programs with a Synergies broader stable of best-in-class management companies . Revenue enhancing and expense reduction opportunities with shared operators in markets including Santa Monica (Viceroy) and Washington DC (Kimpton) . Additional properties in key markets provide informational synergies to allow more hotels in those markets to work together. Post-merger, the company will own multiple hotels in San Francisco (12 hotels), Washington DC Informational (10), West Los Angeles (9), San Diego (7), Boston (6), and Portland (4) Synergies . Benefit from additional benchmarking with more similar / comparable properties . Enhanced ability to target corporate and leisure groups with additional properties in several markets, including San Francisco, Boston, West Los Angeles, Santa Monica, Washington DC, San Diego and Portland Potential Corporate . Greater importance to and influence with major brands and operators Operating . Greater importance to and influence with OTAs (online travel agencies) and other partners Synergies . Lower cost of capital – equity and debt Investment . Benefit from larger size and stronger balance sheet in pursuing new investment or acquisition opportunities Synergies . More flexibility with balance sheet, property dispositions, stock repurchases, public/private arbitrage due to larger size 5

Unique Investment and Upside Opportunity Poised for strong relative growth in 2019 and 2020 driven by 18% San Francisco concentration Significant upside across a majority of the portfolio from prior, recent and current redevelopments and repositionings, as well as tailwind expected following end of one-time impact of Marriott and IHG integration disruption High quality portfolio in outstanding physical condition with purest major gateway city concentration that outperforms the industry over the long term Benefits and upside to be realized from additional redevelopment and capital reinvestment projects at certain legacy LaSalle hotels Management’s strong track record of delivering superior total returns hotel monaco washington dc hotel palomarhotellos georgeangeleswashingtonbeverly hillsdc revere hotel boston common 6

Significant Opportunity to Improve Hotel EBITDA

Pebblebrook can create value by improving upon LaSalle's Hotel EBITDA Margin and Hotel EBITDA per key over the next 3 to 5 years

Same-Property Hotel EBITDA Margin[1]

Agg. Margin Improv.	PEB	LHO	PEB Outperformance
2012A - 2017A	630 bps	90 bps	540 bps
2012A - 2018E	591 bps	(110) bps	701 bps



YoY Same-Property Improvement[2]
263 bps
113 bps
88 bps
19 bps
262 bps
101 bps
148 bps
118 bps
65 bps
37 bps
(146) bps
(64) bps
(50) bps
(220) bps
27.4%
32.1%
28.3%
32.2%
31.9%
33.2%
33.1%
33.5%
35.3%
33.9%
33.7%
33.0%
33.4%
31.0%
2012A
2013A
2014A
2015A
2016A
2017A
2018E

Same-Property Hotel EBITDA per Key[1]

CAGR	PEB	LHO	PEB Outperformance
2012A - 2017A	7.1%	5.6%	151 bps
2012A - 2018E	6.0%	3.9%	207 bps

Opportunity to improve LaSalle's EBITDA per key based on PEB's proven asset management approach and strategies



YoY Same-Property Improvement[2]
16.7%
7.0%
8.4%
3.0%
16.3%
10.4%
7.6%
5.6%
4.2%
3.1%
(5.8)%
(1.3)%
0.6%
(4.1)%
~$4k per key x 8,838 rooms = $35mm of potential EBITDA
$26k
$26k
$28k
$27k
$33k
$32k
$35k
$33k
$39k
$35k
$36k
$34k
$37k
$33k
2012A
2013A
2014A
2015A
2016A
2017A
2018E

Source: Public filings

Note: For PEB 2018E represents the midpoint of PEB guidance as of July 25, 2018. For LHO 2018E same-property hotel EBITDA margin represents the midpoint of LHO Guidance as of May 10, 2018.

(1) For PEB, based on properties defined in the Same-Property Inclusion Reference Table in each earnings release. For LHO, Hotel EBITDA margin based on the disclosed figure on the first page of each earnings release and Hotel EBITDA per Key based on the FFO and EBITDA reconciliation in each earnings release and number of keys at the end of the period. LHO 2017A figures exclude Key West; LHO 2018E Hotel EBITDA based on Pebblebrook Management estimate of $340 million

(2) Margin improvement figures based on reported year over year Hotel EBITDA margin improvement. Hotel EBITDA per Key growth based on year-over-year growth of the comparable asset pool as reported each year.

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pebblebrook HOTEL TRUST

2019 Upside Opportunities

Combined company will have opportunities to quickly realize upside in 2019 as renovations in the portfolio are completed and the Marriott / Starwood and IHG / Kimpton integrations have been further solidified

2019 Upside Opportunities	Estimated Hotel EBITDA
Marriott / IHG Integration Disruption	$8M
2018 Pebblebrook Renovation Disruption	$6M
2018 LaSalle Renovation Disruption	$5M
LaPlaya Hurricane Remediation[1]	–
Total	**$19M**

Additional 2019 Upside Opportunities

- **Record convention calendar in San Francisco following Moscone Center expansion**
- **Renovation upside from 2017 / 2018 / 2019 renovations:**
  - Modera Portland
  - Mondrian Los Angeles
  - W Boston
  - Sir Francis Drake
  - Hotel Zelos San Francisco
  - LaPlaya Naples
  - Westin Copley Place Boston
  - Chamberlain West Hollywood
  - Harbor Court San Francisco
  - Spero San Francisco
  - Montrose West Hollywood
  - Palomar Beverly Hills
  - Union Station Nashville
  - Hotel Zoe Fisherman's Wharf
  - Hotel Zeppelin San Francisco
  - The Heathman Portland
  - Colonnade Coral Gables
  - Revere Boston Common
  - Villa Florence
  - Sofitel Philadelphia
  - Skamania Lodge
  - Hilton San Diego Resort
  - Paradise Point Resort San Diego

Note: Based on Pebblebrook and LaSalle Management Estimates
(1) 2018 Business Interruption income of $1.9 million recorded in 2018 to offset lost Hotel EBITDA

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pebblebrook HOTEL TRUST

Adjusted Corporate EBITDAre Bridge

Combined company to generate ~$523 million of Adjusted Corporate EBITDAre on a run rate basis pro forma for 2018 and potential for an additional $40-55 million of incremental EBITDA from upside opportunities



$245M
($5M)
$304M
$13M
$19M
($10M)
($43M)
$523M
$19M
$20-35M
$577M

	Pebblebrook Adj. Corp EBITDAre	Less: Lasalle Dividends Received	Plus: LaSalle Adj. Corp EBITDAre	Plus: Incremental LaSalle Hotel EBITDA	Plus: Corporate G&A Savings	Less: Incremental Prop 13 Expense	Less: $715mm Asset Sales Under Contract	Pro Forma Adj. Corp EBITDAre	Plus: 2019E Upside Opportunities	Plus: Future intermediate-Term Upside Opportunities	Pro Forma Combined Company with Upside Opportunities
Assumptions:	*2Q18 Updated Outlook, Midpoint*		*1Q18 Updated Outlook, Midpoint*	*Mgmt. Estimate, Midpoint of $10-16M range[1]*	*Mgmt. Estimate, Midpoint of $18-20M range*	*Mgmt. Estimate*	*Mgmt. Estimate, Midpoint of $42-43M range*		*Mgmt. Estimate, See slide 8 for detail*	*Mgmt. Estimate, EBITDA/key opportunity of $2-4k per key*	

(1) Based on Pebblebrook Management estimated Hotel EBITDA for LaSalle of $337-$343 million compared to LaSalle's implied 2018E Hotel EBITDA midpoint from its 1Q18 Earnings Release of approximately $327 million

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pebblebrook HOTEL TRUST

Adjusted FFO Bridge

~$0.18-$0.20 of estimated incremental annual Adjusted FFO per share, as compared to most recently provided guidance range[1,2,3]


$181M
($5M)
$12M
$243M
$13M
$19M
($10M)
($43M)
($43M)
$367M
$19M
$20-35M
$421M

	Pebblebrook Adj. FFO	Less: LaSalle Dividends Received	Plus: LaSalle Securities Interest Exp. Addback	Plus: LaSalle Adj. FFO	Plus: Incremental LaSalle Hotel EBITDA	Plus: Corporate G&A Savings	Less: Incremental Prop 13 Expense	Less: $715mm Asset Sales Under Contract	Less: Additional Interest Expense	Pro Forma Adj. FFO	Plus: 2019E Upside Opportunities	Plus: Future intermediate-Term Upside Opportunities	Pro Forma Combined Company with Upside Opportunities
Assumptions:	*2Q18 Updated Outlook Midpoint*		*Mgmt. Estimate*	*1Q18 Updated Outlook, Midpoint*	*Mgmt. Estimate, Midpoint of $10-16M range[4]*	*Mgmt. Estimate, Midpoint of $18-20M range*	*Mgmt. Estimate*	*Mgmt. Estimate, Midpoint of $42-43mm range*			*Mgmt. Estimate, See slide 8 for detail*	*Mgmt. Estimate, EBITDA/key opportunity of $2-4k per key*	

(1) Assumes maximum cash election and based on leverage of 5.5x at closing
(2) Range based on ranges of Hotel EBITDA, G&A savings and EBITDA range for asset sales under contract; does not include 2019E upside opportunities and future intermediate-term upside opportunities
(3) Based on Pebblebrook's most recently provided 2018E Adjusted FFO Per Share Outlook of $2.56 - $2.66 per share
(4) Based on Pebblebrook Management estimated Hotel EBITDA for LaSalle of $337-$343 million compared to LaSalle's implied 2018E Hotel EBITDA midpoint from its 1Q18 Earnings Release of approximately $327 million

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pebblebrook HOTEL TRUST

Merger is Immediately Accretive to NAV Management’s internal NAV estimate demonstrates an approximate 3% to 18% premium to Pebblebrook’s current share price or an approximately 40 bps to 90 bps difference on the NOI cap rate Estimated Pro forma1 Valuation Comparison to PEB PEB Public Valuation ($37.00) ($38.00 - $43.50) Public Valuation Low Mid High Mid Low Mid High Enterprise Value $8.4 $8.7 $9.1 Enterprise Value $3.7 Net Debt (2.9) (2.9) (2.9) Net Debt2 (0.8) Preferred Equity (0.5) (0.5) (0.5) Preferred Equity (0.3) NAV $5.0 $5.3 $5.7 Equity Market Capitalization $2.6 Shares Outstanding (in millions) 131 131 131 Shares Outstanding (in millions) 69 NAV Per Share $38.00 $40.75 $43.50 Current Share Price $37.00 3% 10% 18% NOI Cap Rate 6.00% 5.75% 5.50% NOI Cap Rate 6.4% (40 bps) (65 bps) (90 bps) the nines hotel portland laplaya beach resort & club Note: Dollars in billions, except per share valuations; differences due to rounding 11 (1) Pro forma for the merger and asset sales under contract (2) Net Debt is net of cash, cash equivalents and liquid securities as of June 30, 2018

Assets Under Contract to Sell at Closing An agreement has been executed to sell three of LaSalle’s hotels at closing for $715 million, with proceeds used to repay debt to decrease leverage of the combined company . Pebblebrook has three LaSalle hotels under contract with hard money deposits to be sold at closing: . Park Central – New York . WestHouse – New York . Park Central – San Francisco . The three hotels have a combined estimated 2018 EBITDA range of $42-43 million . The hotels have a contracted sales price of $715 million . Sale price economic cap rate of 5.0%1 . $443K per key (1,614 keys) park central new york westhouse new york park central san francisco 12 (1) Based on Pebblebrook management estimated midpoint NOI

Pebblebrook Plans to Decrease Leverage Through Additional Property Sales Pebblebrook intends to reduce leverage through opportunistic asset sales of $500 million to $1 billion within the next 6-12 months following the completion of the merger . The hotel transaction market remains very healthy with a robust amount of equity and debt available for high quality hotels such as those to be offered for sale by the company . Pebblebrook expects it will be able to execute on its strategic disposition program within the next 6-12 months (if not sooner) to reduce the company's overall leverage while also allowing it to reduce or eliminate its exposure to less desirable properties or markets Net Debt / EBITDA 1,2 Net Debt / EBITDA & Adj. FFO Accretion Sensitivities 1,3 5.5x Additional Asset Sales No Addit’l $500 Million $750 Million $1 Billion 4.9x Sales 5.5x / 4.9x / 4.5x / 4.1x / 4.5x 5.00% $0.19 $0.16 $0.13 $0.09 4.1x 5.5x / 4.9x / 4.5x / 4.1x / 5.25% $0.19 $0.15 $0.11 $0.07 5.5x / 4.9x / 4.5x / 4.1x / Cap Cap Rate 5.50% $0.19 $0.14 $0.09 $0.05 At Closing $500 $750 $1 billion of 5.5x / 4.9x / 4.5x / 4.2x / 5.75% million of million of sales $0.19 $0.13 $0.08 $0.02 sales sales (1) Assumes max election of cash; asset sales are in addition to the $715 million under contract and anticipated at the closing of the merger 13 (2) Assumes additional assets are sold at a 5.5% cap rate (3) Accretion is relative to the midpoint of Pebblebrook’s most recent Adj. FFO per share outlook of $2.56-2.66; assumes Pebblebrook assumes all of LaSalle’s outstanding term loans

Pro Forma Balance Sheet Pebblebrook plans to refinance and originate new term loans and other unsecured credit facilities at the time of closing to ensure its pro forma balance sheet is strong and fitting of a larger overall company, with laddered maturities Pro Forma Company Pro Forma Debt Maturities2 Pebblebrook LaSalle Combined1 ($ in millions) Hotels 28 41 66 Rooms 6,973 10,452 15,811 $980.0 $947.8 Gross Investment in $2.9 billion $4.8 billion $6.9 billion Real Estate Debt $1.2 billion $1.1 billion $2.9 billion Preferred $250 million $260 million $510 million $391.6 $365.0 $194.8 Pro Forma Ratio Highlights $40.0 Current Pro Forma Target 2018 2019 2020 2021 2022 2023 2024 2025 Fixed Charge Ratio 4.0x 3.7x >3.0x Net Debt/EBITDA Ratio 4.9x 5.5x ~4.0x Current PEB and LHO Expected New Term Debt Loans Note: PEB current debt maturities current as of July 25, 2018; Assumes maximum cash election 14 (1) Pro Forma for sale of three LaSalle hotels under contract with third-party buyer to be sold at closing (2) Debt maturities are subject to change based on final term loan allocations, the cash/share election and additional property sales

Dividend Update . Pebblebrook expects to keep paying its current annualized dividend of $1.52 per share . Pebblebrook will pay a stub dividend to existing Pebblebrook holders prior to merger closing . First dividend post-closing will be pro-rated from merger closing to end of quarter . LaSalle shareholders will not receive any LaSalle dividends prior to merger consummation unless required to maintain REIT status (which is not anticipated), in which case the merger consideration will be reduced ratably by the dividend amount . If the merger closes after December 31, 2018 then LaSalle shareholders will be entitled to a stub dividend pre-close equal to the pro rata annualized $0.90 per share LaSalle dividend for each day from January 1, 2019 until closing Illustrative example if merger closing occurred on December 15, 20181 Dividends Earned Per Share Shareholder Jul 1- Sep 30 Oct 1- Dec 15 Merger Dec 16 - Dec 31 Closing PEB $0.38 $0.32 $0.06 LHO - - $0.062 15 (1) Based on the Pebblebrook current quarterly dividend of $0.38/share if authorized by the Pebblebrook board (2) Dividend is for every share of PEB that LHO shareholders own post-merger

Anticipated Merger Closing Schedule . Week of September 17 . File draft joint proxy and S-4 . Week of October 22 . File definitive joint proxy and S-4 . Late November / early December . Hold respective shareholder meetings . Close Merger w los angeles – west beverly hills 16 Note: anticipated closing schedule is subject to change and may be delayed

Pebblebrook-LaSalle Merger Opportunity Conclusions Creates the premier, best-in-class lodging REIT Creates clear industry leader with synergistic benefits from additional scale across a portfolio of similar assets Pebblebrook’s creative asset management approach and strategies provide significant opportunities for EBITDA growth Stronger financial profile and dividend with lower cost of capital Leading hotel management team with deep industry experience and excellent long-term track record 17

Appendix: Non-GAAP Reconciliation

Pebblebrook Hotel Trust

Reconciliation of Outlook of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

($ in millions)

(Unaudited)

	Year ending December 31, 2018		
	Low	Mid	High
Net income (loss)	$ 112	$ 116	$ 119
Adjustments:			
Interest expense and income tax expense	49	49	49
Depreciation and amortization	101	101	101
EBITDAre	$ 262	$ 266	$ 269
Non-cash ground rent	2	2	2
Gain on insurance settlement	(13)	(13)	(13)
Business interruption proceeds	5	5	5
Unrealized gain on investment	(20)	(20)	(20)
Other	6	6	6
Adjusted EBITDAre	$ 242	$ 245	$ 249

To supplement the Company's consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation includes certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations determined in accordance with GAAP.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

Earnings before Interest, Taxes, and Depreciation and Amortization for Real Estate ("EBITDAre") - The Company believes that EBITDAre provides investors a useful financial measure to evaluate its operating performance, and the Company presents EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre adjusts EBITDA for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre: (1) gains or losses of on the disposition of depreciated property, including gains or losses on change of control; (2) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (3) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The Company also evaluates its performance by reviewing Adjusted EBITDAre because it believes that adjusting EBITDAre to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDAre for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Gain on insurance settlement: The Company excludes the gain on insurance settlement because the Company believes that including this adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Business interruption proceeds: The Company includes business interruption proceeds because the Company believes that including these proceeds reflects the underlying financial performance of the Company and its hotels.
- Unrealized gain on investment: The Company excludes the unrealized gain on investment because the Company believes that including this adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include hotel acquisition and disposition costs, management/franchise contract transition costs, non-cash amortization of acquired intangibles and estimated hurricane related repairs and cleanup costs because the Company believes that including these non-cash adjustments in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.

The Company's presentation of EBITDAre, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

18

pebblebrook HOTEL TRUST

Appendix: Non-GAAP Reconciliation Continued

Pebblebrook Hotel Trust
Reconciliation of Outlook of Net Income (Loss) to FFO and Adjusted FFO
($ in millions, except per share data)
(Unaudited)

	Year ending December 31, 2018		
	Low	Mid	High
Net income (loss)	$ 112	$ 116	$ 119
Adjustments:			
Depreciation and amortization	101	101	101
FFO	$ 213	$ 216	$ 220
Distribution to preferred shareholders	(16)	(16)	(16)
FFO available to common share and unit holders	$ 197	$ 200	$ 204
Non-cash ground rent	2	2	2
Gain on insurance settlement	(13)	(13)	(13)
Business interruption proceeds	5	5	5
Unrealized gain on investment	(20)	(20)	(20)
Other	7	7	7
Adjusted FFO available to common share and unit holders	$ 178	$ 181	$ 185

To supplement the Company's consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation includes certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations determined in accordance with GAAP.

Funds from Operations ("FFO") - FFO represents net income (computed in accordance with GAAP), excluding gains or losses from sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the Company's operating performance without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of Nareit in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company also evaluates its performance by reviewing Adjusted FFO because it believes that adjusting FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts FFO for the following items, which may occur in any period, and refers to this measure as Adjusted FFO:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Gain on insurance settlement: The Company excludes the gain on insurance settlement because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Business interruption proceeds: The Company includes business interruption proceeds because the Company believes that including these proceeds reflects the underlying financial performance of the Company and its hotels.
- Unrealized gain on investment: The Company excludes the unrealized gain on investment because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include hotel acquisition and disposition costs, management/franchise contract transition costs, interest expense adjustment for acquired liabilities, capital lease adjustment, non-cash amortization of acquired intangibles and estimated hurricane related repairs and cleanup costs because the Company believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company and its hotels.

The Company's presentation of FFO in accordance with the Nareit White Paper, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

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pebblebrook HOTEL TRUST

Additional Information Additional Information about the Proposed Merger Transaction and Where to Find It This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. In connection with the proposed merger transaction, Pebblebrook expects to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Pebblebrook shareholders and LaSalle shareholders when it becomes available. Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941-1500. Certain Information Regarding Participants Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on July 30, 2018 in connection with its 2018 special meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Cautionary Statement Regarding Forward-Looking Statements Certain statements in this communication that are not in the present or past tense or that discuss the expectations of Pebblebrook and/or LaSalle are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Pebblebrook and LaSalle operate and beliefs of and assumptions made by Pebblebrook management and LaSalle management, involve uncertainties that could significantly affect the financial results of Pebblebrook or LaSalle or the combined company. Pebblebrook and LaSalle intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger transaction, including future financial and operating results, the attractiveness of the value to be received by LaSalle shareholders, the attractiveness of the value to be received by Pebblebrook and the combined company’s plans, objectives, expectations and intentions and descriptions relating to these expectations. All statements that address operating performance, events or developments that Pebblebrook and LaSalle expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Pebblebrook and LaSalle believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Pebblebrook and LaSalle can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction, (ii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iii) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for the companies’ properties, (v) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vi) the availability and terms of financing and capital and the general volatility of securities markets, (vii) the companies’ respective dependence on third-party managers of their respective hotels, including their inability to implement strategic business decisions directly, (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (ix) the possible failure of the companies to maintain their respective qualifications as a REIT and the risk of changes in laws affecting REITs, (x) the possibility of uninsured losses, (xi) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xii) the risk of a material failure, inadequacy, interruption or security failure of the companies’ or their respective hotel managers’ information technology networks and systems, (xiii) risks associated with achieving expected revenue synergies or cost savings, (xiv) risks associated with the companies’ ability to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, and (xv) those additional risks and factors discussed in reports filed with the SEC by Pebblebrook and LaSalle from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Pebblebrook nor LaSalle undertakes any duty to update any forward-looking statements appearing in this document. Pebblebrook Contacts: Jon E. Bortz, Chairman and Chief Executive Officer, Pebblebrook Hotel Trust - (240) 507-1300 Raymond D. Martz, Executive Vice President and Chief Financial Officer - (240) 507-1330 Liz Zale, Pam Greene or Stephen Pettibone, Sard Verbinnen & Co - (212) 687-8080 Pat McHugh or Jon Einsidler, Okapi Partners - (212) 297-0720 or (855) 305-0855 20

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